Exhibit 10.1

INCREASE CERTIFICATE

April 15, 2016

Reference is made to that certain Credit Agreement, dated as of January 14, 2016 (as amended or otherwise modified, the “Credit Agreement”), among Rexford Industrial Realty, L.P., a Maryland limited partnership (“Borrower”), Rexford Industrial Realty, Inc., a Maryland corporation (“Parent”), PNC Bank, National Association, as Administrative Agent, and each lender from time to time party thereto. Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.12 of the Credit Agreement, Borrower, Parent, Administrative Agent, and the Lenders party hereto agree to make additional Loans to Borrower in the aggregate amount of up to $100,000,000, which additional Loans may be requested by Borrower and made by each Lender party hereto during the period from the date hereof to the earlier of (a) May 16, 2016 and (b) the date on which Lenders make any such additional Loans to Borrower (the “Increase Availability Period”).

Each Lender party hereto hereby agrees to make additional Loans to Borrower under the Credit Agreement during the Increase Availability Period in an amount not to exceed the amount of Maximum Additional Loans for such Lender set forth on Schedule 1 attached hereto, subject to the following conditions:

(a)Borrower shall not make more than one request for any additional Loans and such request shall be in the minimum amount of $25,000,000;

(b)If Borrower shall request additional Loans in an amount less than the aggregate amount of Maximum Additional Loans set forth on Schedule 1 attached hereto, then Lenders shall make such additional Loans pro rata based upon the amount of such Lender’s Maximum Additional Loans set forth on Schedule 1 attached hereto;

(c)The representations and warranties of Borrower and each other Loan Party contained in Article VII of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Loan Documents, shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) on and as of the date of such additional Loans, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 7.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.01 of the Credit Agreement;

(d)No Default shall exist, or would result from such additional Loans or from the application of the proceeds thereof; and

(e)Administrative Agent shall have received a Loan Notice in accordance with the requirements of the Credit Agreement.

The obligations of Lenders to make additional Loans hereunder shall terminate upon the expiration of the Increase Availability Period.

During the Increase Availability Period, Borrower shall pay to Administrative Agent, for the account of each Lender, an unused fee equal to 0.20% times the Maximum Additional Loans for such Lender set forth on Schedule 1 attached hereto. Such unused fee shall be due and payable on the last day of the Increase Availability Period.

Schedule 2.01 of the Credit Agreement is hereby replaced with Schedule 1 attached hereto. If Borrower requests additional Loans in an aggregate amount less than $100,000,000, then Schedule 1 attached hereto shall be updated to reflect such lesser amount of additional Loans and such updated Schedule 1 shall replace Schedule 2.01 of the Credit Agreement.

The Loan Documents are ratified and affirmed by each of Borrower and Parent and shall remain in full force and effect.

This Increase Certificate shall constitute one of the Loan Documents.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

BORROWER:

REXFORD INDUSTRIAL REALTY, L.P.,
a Maryland limited partnership

By:	REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation,
its General Partner

By:	/s/ Adeel Kahn
Name: Adeel Khan
Title: Chief Financial Officer and Secretary

PARENT:

REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation,

By:	/s/ AdeelKhan
Name: Adeel Khan
Title: Chief Financial Officer and Secretary

Signature Page to Increase Certificate

LENDERS

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Nicolas Zitelli
Name: Nicolas Zitelli
Title: Senior Vice President

Signature Page to Increase Certificate

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Chris Harahan
Name: Chris Harahan
Title: Vice President

Signature Page to Increase Certificate

CAPITAL ONE NATIONAL ASSOCIATION

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

Signature Page to Increase Certificate

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Nicolas Zitelli
Name: Nicolas Zitelli
Title: Senior Vice President

Signature Page to Increase Certificate

To induce the Lenders to enter into this Increase Certificate, the undersigned hereby (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Increase Certificate, which binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and Lenders and their respective successors and permitted assigns.

REXFORD INDUSTRIAL - 228TH STREET, LLC
REXFORD INDUSTRIAL - VANOWEN, LLC
RIF I - MONROVIA, LLC
RIF I - MULBERRY, LLC
RIF I - VALLEY BLVD., LLC
RIF II - BLEDSOE AVENUE, LLC
RIF II - CROCKER, LLC
RIF II - EASY STREET, LLC
RIF II - FIRST AMERICAN WAY, LLC
RIF II - LA JOLLA SORRENTO BUSINESS PARK, LLC
RIF II - ORANGETHORPE, LLC
RIF II - ORANGETHORPE TIC, LLC
RIF II - PIONEER AVENUE, LLC
RIF III - 157TH STREET, LLC
RIF III - ARCHIBALD, LLC
RIF III - AVENUE STANFORD, LLC
RIF III - BROADWAY, LLC
RIF III - EMPIRE LAKES, LLC
RIF III - IMPALA, LLC
RIF III - SANTA FE SPRINGS, LLC
RIF III - YARROW DRIVE, LLC
RIF III - YARROW DRIVE II, LLC
RIF IV – BURBANK, LLC
RIF IV – CENTRAL AVENUE, LLC
RIF IV CORNERSTONE, LLC

By:	REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership

By:	REXFORD INDUSTRIAL REALTY, INC., a Maryland corporation, its General Partner

By:    /s/ Adeel Khan
Name: Adeel Khan
Title: Chief Financial Officer and Secretary

Signature Page to Increase Certificate

RIF IV - EAST 46TH STREET, LLC
RIF IV - ENFIELD, LLC
RIF IV - GLENDALE, LLC
RIF IV - GRAND, LLC
RIF IV - HARBOR WARNER, LLC
RIF IV - LONG CARSON, LLC
RIF IV - NEWTON, LLC
RIF IV - POINSETTIA, LLC
RIF IV - SAN GABRIEL, LLC
RIF IV - WEST 33RD STREET, LLC
RIF V - 240TH STREET, LLC
RIF V - ARROW BUSINESS CENTER, LLC
RIF V - ARROYO, LLC
RIF V - BENSON, LLC
RIF V - CALVERT, LLC
RIF V - CAMPUS AVENUE, LLC
RIF V - DEL NORTE, LLC
RIF V - GOLDEN VALLEY, LLC
RIF V - GRAND COMMERCE CENTER, LLC
RIF V - MACARTHUR, LLC
RIF V - NORMANDIE BUSINESS CENTER, LLC
RIF V - ODESSA, LLC
RIF V - PARAMOUNT BUSINESS CENTER, LLC
RIF V - SHOEMAKER INDUSTRIAL PARK, LLC
RIF V - VINEDO, LLC
RIF V – JERSEY, LLC
RIF V – GLENDALE COMMERCE CENTER, LLC
RIF V – 3360 SAN FERNANDO, LLC
RIF V – GGC ALCORN, LLC
REXFORD INDUSTRIAL - 2980 SAN FERNANDO, LLC
REXFORD INDUSTRIAL - 9615 NORWALK, LLC
REXFORD INDUSTRIAL - ALTON, LLC
REXFORD INDUSTRIAL - HINDRY, LLC
REXFORD INDUSTRIAL - INDUSTRY WAY, LLC
REXFORD INDUSTRIAL – SDLAOC, LLC

By:	REXFORD INDUSTRIAL REALTY, L.P., a Maryland limited partnership

By:	REXFORD INDUSTRIAL REALTY, INC., a Maryland corporation, its General Partner

By:    /s/ Adeel Khan
Name: Adeel Khan
Title: Chief Financial Officer and Secretary

Signature Page to Increase Certificate

SCHEDULE 1 TO INCREASE CERTIFICATE
LOANS AND APPLICABLE PERCENTAGES

Lender	Existing Loans	Maximum Additional Loans	Maximum Total Loans	Applicable Percentages
PNC Bank, National Association	$48,750,000.00	$26,250,000.00	$75,000,000.00	33.333333330%
U.S. Bank National Association	$48,750,000.00	$26,250,000.00	$75,000,000.00	33.333333330%
Capital One National Association	$27,500,000.00	$47,500,000.00	$75,000,000.00	33.333333330%
Total:	$125,000,000.00	$100,000,000.00	$225,000,000.00	100.000000000%

Schedule 1 to Increase Certificate